Investor Presentation First Quarter 2023 Richard P. Smith, President & Chief Executive Officer Peter G. Wiese, EVP & Chief Financial Officer Dan K. Bailey, EVP & Chief Banking Officer John S. Fleshood, EVP & Chief Operating Officer Exhibit 99.2

Safe Harbor Statement Investor Presentation | First Quarter 20232 The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations impacts on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions on our ability to successfully market and price our products to consumers; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate due to the lingering effects of the COVID-19 global pandemic; the impact of a slowing U.S. economy and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, terrorism or geopolitical events; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, or identify and complete favorable transactions in the future, and/or realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effectiveness of the Company's asset management activities in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information; changes to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the transition away from the London Interbank Offered Rate toward new interest rate benchmarks; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission (the “SEC”) and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Tri Counties Bank Investor Presentation | First Quarter 20233

Agenda • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 4 • Judi Giem, SVP & Chief Human Resources Officer • Peter Wiese, EVP & Chief Financial Officer • Dan Bailey, EVP & Chief Banking Officer • Rick Smith, President & Chief Executive Officer • John Fleshood, EVP & Chief Operating Officer • Craig Carney, EVP & Chief Credit Officer • Greg Gehlmann, SVP & General Counsel Executive Team (left to right) 4 Investor Presentation | First Quarter 2023

Most Recent Quarter Highlights Investor Presentation | First Quarter 20235 Operating Leverage and Profitability • Pre-tax pre-provision ROAA and ROAE were 2.18% and 19.83%, respectively, for the quarter ended March 31, 2023, and 1.69% and 14.70%, respectively, for the same quarter in the prior year • Our efficiency ratio was 50.3% for the quarter ended March 31, 2023, compared to 51.8% and 56.0% for the quarters ended December 31, 2022 and March 31, 2022, respectively Balance Sheet Management • Earning asset mix shift and liquidity management have been critical to our revenue generation and navigation of our total asset size which approximates $10 billion • Loan to deposit ratio has grown to 80.0% at March 31, 2023 compared to 67.2% a year ago • While cash flows generated from investment securities continue to perform as expected, management will remain opportunistic regarding the execution of portfolio sales while placing greater emphasis on the use of short-term borrowing or brokered deposits to support funding needs • Unrealized losses on HTM investment securities, and not recognized in equity through AOCI, represent less than 1% of total shareholders’ equity Liquidity • Readily available and unused funding sources, which total approximately $4.4 billion and represent 55% of total deposits and 191% of total estimated uninsured deposits. • No reliance on brokered deposits or FRB borrowing facilities during the quarter Net Interest Income and Margin • Net interest margin (FTE) of 4.21%, compared to 4.34% in the prior quarter, and 3.39% in March 31, 2022, was influenced by the rising rate environment, deposit pricing strategies, and increased borrowings • The loan portfolio yields increased 11 basis points to 5.21% during the quarter • Yield on earning assets (FTE) of 4.64% in the quarter, an increase of 12 basis points from 4.52% in the trailing quarter, partially offset increased funding costs in both deposits and borrowings Credit Quality • The allowance for credit losses to total loans was 1.69% as of March 31, 2023, compared to 1.64% as of December 31, 2022, and 1.64% as of March 31, 2022 • Classified loans to total loans was 1.00% at March 31, 2023 as compared to 1.11% December 31, 2022 • Loans past due 30+ days to total loans was 0.12% at quarter end Diverse Deposit Base • Non-interest-bearing deposits comprise 40.3% of total deposits • Deposit betas remain low with a cycle-to-date deposit beta of 4.42% Capital Strategies • Quarterly dividend of $0.30 or $1.20 annually • Approximately 1.2 million shares remain as being authorized for repurchase • Tangible capital ratio of 8.1% at March 31, 2023, an increase from 7.6% in the trailing quarter • Strength in core earnings is key to self-financed and self-funded growth

Company Overview Investor Presentation | First Quarter 20236 Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $41.59 Market Cap.: $1.38 Billion Asset Size: $9.84 Billion Loans: $6.42 Billion Deposits: $8.03 Billion Bank Branches: 70 ATMs: 88 Bank ATMs, with access to over 37,000 in network Market Area: TriCo currently serves 31 counties throughout California • As of close of business March 31, 2023

Key Executive Management Themes and Topics 7 “Top of Mind for Today and Tomorrow” • Deposit Granularity and Liquidity – the Ability to Remain in a Position of Strength While Shifts in Money Supply Occur • Active Monitoring of Loans for Early Warning Signs While Maintaining Sufficient Reserves • Domestic Implications on Growing Global Economic and Political Uncertainty • Maintaining Investor and Depositor Confidence in the Strength of the Community Banking Industry, Inclusive of the Deposit Insurance Fund • Balancing Appropriate Risk Adjusted Loan Revenue • Divergent Actions of the FOMC and State / National Administrations • Capital, Scaling and Leverage – Meticulously Patient in Finding the Right Partner at the Right Time to Cross $10 Billion in Total Assets • Regulatory Focus Areas – Compliance, Data Governance and M&A Investor Presentation | First Quarter 2023

Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Net Income ($MM) $13.9 $15.0 $16.2 $23.2 $22.7 $23.1 $23.4 $22.9 $16.1 $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 $28.2 $20.4 $31.4 $37.3 $36.3 $35.8 Qtrly Diluted EPS $0.60 $0.65 $0.53 $0.76 $0.74 $0.75 $0.76 $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.94 $0.67 $0.93 $1.12 $1.09 $1.07 $0.00 $0.40 $0.80 $1.20 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 Q trl y EP S (d ilu te d) Ea rn in gs (i n M illi on s) Positive Earnings Track Record Investor Presentation | First Quarter 20238 July 2018 Acquired FNB Bancorp ($1.2B assets) March 2022 Acquired Valley Republic Bancorp ($1.4B assets) 2020 Elevated ACL Provisioning Associated with COVID Related Risks

8.10% 10.75% 10.49% 7.18% 12.10% 11.67% 13.36% 2017 2018 2019 2020 2021 2022 2023 $0.52 $0.60 $0.74 $0.53 $1.13 $0.67 $1.07 $0.58 $0.65 $0.75 $0.25 $0.95 $0.93 $0.51 $0.53 $0.76 $0.59 $0.92 $1.12 $0.76 $0.75 $0.79 $0.94 $1.09 $1.74 $2.54 $3.00 $2.16 $3.94 $3.83 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q437% 27% 27% 41% 25% 29% 28% 2017 2018 2019 2020 2021 2022 2023 $0.15 $0.17 $0.19 $0.22 $0.25 $0.25 $0.30 $0.17 $0.17 $0.19 $0.22 $0.25 $0.25 $0.17 $0.17 $0.22 $0.22 $0.25 $0.30 $0.17 $0.19 $0.22 $0.22 $0.25 $0.30 $0.66 $0.70 $0.82 $0.88 $1.00 $1.10 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q4 Shareholder Returns Investor Presentation | First Quarter 20239 Dividends per Share: 11.4% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS • Compound Annual Growth Rate, 5 years 2023 ROE results QTD annualized

Consistent Growth Investor Presentation | First Quarter 202310 Organic Growth and Disciplined Acquisitions  Asset Dollars in Billions. 5 yrs. 10 yrs. 15.5% 14.2% CAGR, Assets Trailing 10 years Trailing 5 quarters

11 Investor Presentation | First Quarter 2023 Deposits 11

Liability Mix: Strength in Funding Investor Presentation | First Quarter 202312 Total Deposits = $8.03 billion 93.7% of Funding Liabilities Liability Mix 03/31/2023  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits (0.03% Funding Cost) Non Interest- bearing Demand Deposits, 37.0% Interest-bearing Demand & Savings Deposits, 50.8% Time Deposits, 3.9% Borrowings & Subordinated Debt, 6.1% Other liabilities, 2.2% 81 .6 76 .9 75 .9 72 .6 71 .8 70 .1 66 .9 66 .0 66 .4 69 .1 72 .1 76 .5 77 .8 0 20 40 60 80 100 120 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 Loans to Core Deposits (%) TCBK Peers 34 .9 39 .8 39 .7 39 .7 40 .3 40 .7 40 .7 40 .4 41 .1 41 .2 42 .5 42 .0 40 .3 0 10 20 30 40 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers

Deposits: Strength in Cost of Funds Investor Presentation | First Quarter 202313  Balances presented in millions, end of period  Relationship focused market share growth.  Continued best in class total deposit Beta; (less than 4.42% rate rise cycle to date) $419 $399 $376 $345 $328 $324 $327 $298 $349 $327 $304 $224 $346 $3,101 $3,363 $3,446 $3,580 $3,769 $3,824 $3,967 $4,090 $4,783 $4,825 $4,674 $4,603 $4,443 $1,883 $2,487 $2,518 $2,582 $2,767 $2,844 $2,943 $2,980 $3,583 $3,604 $3,678 $3,502 $3,237 $5,403 $6,248 $6,341 $6,506 $6,863 $6,992 $7,237 $7,367 $8,714 $8,757 $8,656 $8,329 $8,026 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23

Deposits by Region Investor Presentation | First Quarter 202314  Excludes bank owned operational deposits, public funds, and Direct Banking division. $190 $180 $148 $143 $318 - 100 200 300 400 500 600 700 800 $0-$100k >$100k-$250k >$250k-$500k >$500k-$1 mln >$1 mln Ba y Ar ea $236 $216 $220 $206 $590 - 100 200 300 400 500 600 700 800 C en tra l V al le y $627 $422 $285 $202 $326 - 100 200 300 400 500 600 700 800 G re at er C hi co $730 $392 $225 $132 $147 - 100 200 300 400 500 600 700 800 Prior Quarter N or th er n $400 $284 $189 $136 $216 - 100 200 300 400 500 600 700 800 Sa cr am en to V al le y $1.626 billion, total $1.862 billion, total $1.225 billion, total $1.468 billion, total $0.978 billion, total

# 34,897 # 209,845 Total Demand & Savings ($ millions exterior, count interior) Business $3,184 Consumer $4,007 Deposits: Demand & Savings Deposit Mix Investor Presentation | First Quarter 202315 [1] Excludes time deposits, bank owned operational deposits and public funds. 479 497 481 472 1,255 1,721 1,003 588 349 346 $0-$100k >$100k-$250k >$250k-$500k >$500k-$1 mln >$1 mln Consumer Business Prior Quarter, Total Balance Tier, $ millions [1] Business $0-$100k >$100k-$250k >$250k-$500k >$500k-$1 mln >$1 mln # of Accounts 29,193 3,117 1,393 687 507 Avg Bal / Account ($000s) $16 $159 $345 $687 $2,475 Consumer $0-$100k >$100k-$250k >$250k-$500k >$500k-$1 mln >$1 mln # of Accounts 200,903 6,493 1,756 523 170 Avg Bal / Account ($000s) $9 $154 $335 $668 $2,037

Liquidity Investor Presentation | First Quarter 202316 [1] $ millions, as of 3/31/2023, cash based upon total held at or in transit with FRB [2] Based upon estimated uninsured deposits reported in Call Report schedule RC-O includes demand and time deposits [3] Peer group consists of closest 99 peers in terms of assets, sourced from BankRegData.com $2,459 $1,883 $67 Liquidity Sources [1] Total Borrow Capacity Unpledged Securities Cash 77.2 74.1 74.0 73.2 72.7 72.5 71.2 70.3 66.3 66.3 66.5 67.6 71.2 67.3 66.5 65.6 64.9 63.8 63.6 63.7 62.8 62.1 62.6 62.7 64.5 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Insured Deposits as % of Total Deposits [2][3] TCBK Peers $4.4 Billion 191% of estimated uninsured deposits 33.9 35.9 31.6 25.2 21.5 21.9 19.0 17.6 18.6 19.8 21.8 22.8 26.9 42.9 45.1 43.4 40.1 37.5 37.2 35.7 34.2 36.5 35.6 35.1 39.1 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Pledged Securities as % of Total Securities [3] TCBK Peers  In addition to a strong deposit base, the bank maintains a variety of easily accessible funding sources

Investor Presentation | First Quarter 2023 Loans and Credit Quality 1717

Loan Portfolio and Yield Investor Presentation | First Quarter 202318  Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income.  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%. VRB total included $21MM of PPP loans. $4,022 $4,111 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859 $5,796 $6,097 $6,313 $6,452 $6,422 5.24% 5.44% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 4.96% 4.69% 4.73% 4.88% 5.10% 5.21% 3.50% 4.50% 5.50% 6.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

Gross Production vs. Payoff Investor Presentation | First Quarter 202319  Outstanding Principal in Millions, excludes PPP  Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases  $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart TCBK originated nearly $1.5 billion in 2021, while facing headwinds of an increased $372 million in payoffs during 2021. In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans. Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets and facilitated both NII and NIM expansion. $178 $199 $165 $250 $464 $285 $303 $412 $396 $473 $446 $250 $159 -$118 -$139 -$131 -$166 -$241 -$192 -$243 -$250 -$225 -$205 -$270 -$110 -$92 $6 -$56 -$20 -$47 -$59 $6 -$33 -$47 $4 $33 $42 -$4 -$94 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Origination Payoffs Balance Change net of Originations and Payoffs

Diversified Loan Portfolio Investor Presentation | First Quarter 202320  Dollars in millions, Net Book Value at period end, excludes LHFS;  Auto & other includes Leases; Commercial & Industrial includes six Municipality Loans for $21.3 mln. CRE Non- Owner Occupied 34% CRE-Owner Occupied 15% Multifamily 15% SFR 1-4 Term 12% Commercial & Industrial 9% SFR HELOC and Junior Liens 6% Construction 3% Agriculture & Farmland 5% Auto & Other 1% $2,161 $1,891 $971 $851 $947 $840 $804 $712 $553 $494 $376 $362 $226 $304 $322 $320 $55 $61 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 CR E No n- Ow ne r Oc cu pie d CR E- Ow ne r Oc cu pie d Mu ltif am ily SF R 1- 4 T er m Co mm er cia l & Ind us tria l SF R HE LO C an d J un ior Lie ns Co ns tru cti on Ag ric ult ur e & Fa rm lan d Au to & Ot he r

Office RE Collateral Investor Presentation | First Quarter 202321 California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type  Graph circle size represent total loan Commitments in the Region  CRE loans secured by office collateral represent 9.6% of total Loan Portfolio Commitments. TCBK Community Banking Regions Loan Count Commitments Net Book Balance Net Book Balance (Avg) Wtd Avg LTV Central Valley 296 $309,868,158 $272,445,290 $920,423 60.7% Bay Area 118 168,961,869 156,308,282 1,324,646 51.6% Sacramento Valley 174 162,994,628 156,468,319 899,243 60.7% Chico 110 72,498,410 67,870,337 617,003 64.0% Southern 32 55,165,964 49,124,643 1,535,145 59.2% Northern 85 34,535,743 31,187,659 366,914 60.1% Outside CA 16 20,209,502 20,146,179 1,259,136 55.8% Total 831 $824,234,274 $753,550,710 $906,800 58.8%

69% 51% 79% 63% 88% 72% 39% 49% 29% 46% 21% 37% 12% 24% 60% 44% 2% 3% 0% 0% 0% 4% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Self Storage Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Investor Presentation | First Quarter 202322 Distribution by LTV (1) LTV Range (1) LTV as of most recent origination or renewal date. CRE Non-Owner Occupied by Collateral Type Loan Segment Outstanding ($MM) LTV # Loans Avg Loan Size (000s) CRE Non Owner Occupied $2,183 53% 1,535 $1,422 Retail Building $573 53% 348 $1,646 Office Building $462 57% 374 $1,236 Hotel/Motel $325 50% 98 $3,311 Light Industrial $171 52% 176 $970 Self Storage $130 51% 50 $2,610 Other $523 51% 489 $1,069 Multifamily $952 60% 505 $1,884 CRE Owner Occupied $979 59% 1,225 $799 Total $4,114 56% 3,265 $1,260

$2,183 $1,914 $952 $845 $373 $360 $549 $460 $979 $860 $806 $715 $307 $229 $327 $325 $60 $52 $162 $158 $55 $46 $646 $558 $628 $557 $60 $36 $288 $307 $263 $121 $9 $8 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 1Q-2023 1Q-2022 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) Unfunded Loan Commitments Investor Presentation | First Quarter 202323 HELOCs – by vintage, with weighted avg. coupon (6.52% total WAC)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  PPP Excluded from C&I for $0.5 million and $39 million in Outstanding Principal as of Q1 2023 and Q1 2022, respectively. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 20232022202120202019201820172016201520142013201220112010<2010 Private Balance (MM) Unfunded (MM) WA Rate 8.25% 5.24%5.08% 6.80% 7.56% 8.11%7.79%7.68%7.57%7.72%8.13% 7.65% 8.61% 6.82% 7.88%

C&I Utilization Investor Presentation | First Quarter 202324  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions)  C&I utilization is expected to grow incrementally through the remainder of 2023.  Paired with treasury management services, C&I customers will be a continued source of noninterest bearing deposits. C&I Utilization by NAICS Industry: 1Q-2023 $262 $208 $205 $197 $187 $206 $186 $191 $448 $476 $509 $544 $265 $273 $372 $384 $360 $353 $339 $552 $547 $603 $593 $628 44.0% 42.9% 34.5% 32.7% 36.4% 34.5% 36.0% 44.8% 46.5% 45.8% 47.8% 45.7% 5.14% 5.10% 4.91% 4.85% 4.84% 4.97% 4.96% 4.46% 5.12% 6.11% 6.79% 7.31% 0% 1% 2% 3% 4% 5% 6% 7% 8% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2Q-2020 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 4Q-2021 1Q-2022 2Q-2022 3Q-2022 4Q-2022 1Q-2023 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR $196 $43 $52 $55 $55 $12 $27 $11 $67 $162 $88 $53 $46 $29 $44 $12 $20 $178 55% 33% 50% 54% 66% 22% 70% 57% 48% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Wholesale Real Estate Healthcare Trans and Warehouse Retail Trade Other (14 Categories) Outstanding (mln) Unfunded (mln)

Fixed 44% Adjustable 43% Floating 13% Loan Yield Composition Investor Presentation | First Quarter 202325  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein  Wtd Avg Rate (weighted average rate) as of 03/31/2023 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 97% of Floating benchmarked to Prime Predominantly benchmarked to 5 Year Treasury 56% Adjustable + Floating $811 $226 $272 $394 $597 $660 $686 8.68% 5.53% 4.77% 4.33% 4.18% 4.88% 4.24% 8.74% 7.41% 6.52% 6.52% 6.34% 6.37% 6.52% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 03/31/2023

Allowance for Credit Losses Investor Presentation | First Quarter 202326 Drivers of Change under CECL  Loan decline of $28 million Q1  Continued low loss experience offset by increases in factors for Unemployment Outlook and US Policy Uncertainty  Gross charge-offs $1.758 million  Gross recoveries $0.170 million 1.64% of Total Loans 1.69% of Total Loans  Reduction in Criticized & Classified loans of $9.0 million  Excludes gross charge-offs Scaled to reflect $90MM

Allowance for Credit Losses Investor Presentation | First Quarter 202327 Allocation of Allowance by Segment  Municipal loans included in Commercial and industrial segment within the presented table

Risk Grade Migration Investor Presentation | First Quarter 202328  Zero balance in Doubtful and Loss 87.8%89.0%87.8%87.6%89.6%87.2% 9.2%8.0%9.7%9.5%7.8%9.3% 2.0%2.0%1.8%2.1%1.6%2.5% 1.0%1.1%0.8%0.8%1.1%1.0% 1Q-20234Q-20223Q-20222Q-20221Q-20224Q-2021 Pass Watch Special Mention Substandard

Asset Quality Investor Presentation | First Quarter 202329  Peer group consists of 99 closest peers in terms of asset size, range $6.0-13.7 Billion, source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees Coverage Ratio: Allowance as % of Non-Performing Loans  Net charge offs of $1.6MM related to previously identified specific reserves, while forward-looking Q factors drove increased allowance.  Over the past three years both the Bank’s total non-performing assets and coverage ratio have remained better than peers. Non-Performing Assets as a % of Total Assets 0.30% 0.31% 0.33% 0.38% 0.38% 0.42% 0.37% 0.38% 0.17% 0.15% 0.21% 0.25% 0.20% 0.73% 0.53% 0.58% 0.75% 0.73% 0.68% 0.64% 0.54% 0.55% 0.51% 0.50% 0.62% 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 TCBK Peers 343% 385% 395% 342% 297% 263% 293% 281% 690% 831% 586% 501% 686% 13 9% 20 2% 19 1% 17 9% 18 7% 19 4% 19 7% 21 0% 21 7% 30 9% 32 2% 30 4% 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 TCBK Peers

Financials 3030 Investor Presentation | First Quarter 2023

4Q22 to1Q23 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 4Q22 $99.3 4.34% Market rate changes - earning assets 3.1 11 Loan balances / mix 0.7 3 Securities portfolio balances / mix (0.3) (1) Loan deferred fees (0.7) (3) Interest-bearing cash volume (0.7) (3) Borrowings (2.5) (9) Deposit rate changes (3.0) (11) Day Count (2.2) 1Q23 $93.7 4.21% $68.2 $85.4 $94.5 $99.3 $93.7 3.39% 3.67% 4.02% 4.34% 4.21% $69.5 $87.4 $96.8 $103.4 $103.3 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 20.0 40.0 60.0 80.0 100.0 120.0 1Q22 2Q22 3Q22 4Q22 1Q23 Int Income (FTE) Net Int Income (FTE) NIM (FTE) Net Interest Income (NII) and Margin (NIM) Investor Presentation | First Quarter 202331

1Q22 to1Q23 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 1Q22 $68.2 3.39% Market rate changes - earning assets 19.0 61 Loan balances / mix 15.3 49 Securities portfolio balances / mix 0.8 2 Loan deferred fees (1.0) (3) Interest-bearing cash volume (0.3) (1) Borrowings (3.8) (12) Deposit rate changes (4.5) (14) Day Count (0.0) 1Q23 $93.7 4.21% $69.5 $87.4 $96.8 $103.4 $103.3 $68.2 $85.4 $94.5 $99.3 $93.7 3.39% 3.67% 4.02% 4.34% 4.21% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 20.0 40.0 60.0 80.0 100.0 120.0 1Q22 2Q22 3Q22 4Q22 1Q23 Int Income (FTE) Net Int Income (FTE) NIM (FTE) Net Interest Income (NII) and Margin (NIM) Investor Presentation | First Quarter 202332

0.89% 1.24% 1.43% 0.91% 1.43% 1.28% 1.47% 2017 2018 2019 2020 2021 2022 2023 1.70% 1.73% 1.94% 1.83% 1.91% 1.97% 2.18% 2017 2018 2019 2020 2021 2022 2023 65.4% 63.7% 59.7% 58.4% 53.2% 53.0% 50.3% 2017 2018 2019 2020 2021 2022 2023 4.22% 4.30% 4.47% 3.96% 3.58% 3.88% 4.21% 2017 2018 2019 2020 2021 2022 2023 Current Operating Metrics Investor Presentation | First Quarter 202333 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA  2023 values through quarter ended 3/31/2023, annualized

9.3% 9.5% 10.6% 9.3% 9.2% 7.6% 8.1% 2017 2018 2019 2020 2021 2022 2023 11.7% 12.5% 13.3% 12.9% 13.2% 11.7% 12.0% 2017 2018 2019 2020 2021 2022 2023 13.2% 13.7% 14.4% 14.0% 14.2% 12.4% 12.7% 2017 2018 2019 2020 2021 2022 2023 14.8% 14.1% 14.4% 15.1% 15.2% 15.4% 14.2% 2016 2017 2018 2019 2020 2021 2022 Well Capitalized Investor Presentation | First Quarter 202334 Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio  2023 values at quarter ended 3/31/2023

XYZ Investor Presentation | First Quarter 202335 Pending update – no material change to format